Exhibit 10.1

               Summary of Compensation Payable to Named Executives

     The following table sets forth the annual base salary for fiscal year 2006 of ADE Corporation's ("ADE's") Chief Executive Officer and the most highly compensated executive officers other than the Chief Executive Officer whose annual salary and bonus for fiscal year 2005 exceeded $100,000, also referred to as the "Named Executives."

Name and Principal Position                                            Salary
---------------------------                                            ------
Chris L. Koliopoulos                                                   $407,000
President and Chief Executive Officer
Brian C. James                                                         $319,000
Executive Vice President, Treasurer and Chief Financial Officer
David F. Basila                                                        $231,000
Vice President

In addition to receiving a base salary, ADE's Named Executives are eligible to receive an annual bonus, as determined from time to time by the Compensation Committee of ADE's Board of Directors, based on individual achievements and ADE's financial results.

Equity compensation plan grants to ADE's Named Executives are reported on Form 4 filings with the Securities and Exchange Commission.